UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

  November 20, 2023
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

9717 Key West Ave, Suite 100
Rockville, MD 20850
(Address of principal executive offices)(Zip code)

(240) 813-1260
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on July 4, 2023, OpGen, Inc. (the “Company”) entered into a Standstill Agreement (the “Standstill Agreement”), by and among Curetis GmbH, the Company’s wholly owned subsidiary, as borrower (“Curetis”), the Company and Ares Genetics GmbH, the Company’s indirect wholly owned subsidiary (“Ares”), as guarantors, and the European Investment Bank, as lender (the “EIB”). Pursuant to the Standstill Agreement, among other things, the EIB agreed not to take any action or exercise any right, including any right of acceleration or termination, with respect to certain defaults under that certain Finance Contract, originally dated December 12, 2016, as amended, by and between Curetis and the EIB (the “Finance Contract”), until the earlier of the entry into a definitive agreement for the restructuring of certain of the debt under the Finance Contract and November 30, 2023.

On November 20, 2023, Curetis received a termination notice from the EIB terminating the Standstill Agreement effective as of November 20, 2023. The EIB’s termination notice stated that the termination of the Standstill Agreement was as a result of and in connection with certain defaults of the Standstill Agreement arising from, among other related reasons, Curetis’ and Ares’ entry into insolvency proceedings. Upon the termination of the Standstill Agreement, the EIB may again take action and exercise its rights under the Finance Contract as a result of the defaults described in the Standstill Agreement.

The foregoing summary of the Standstill Agreement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Standstill Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 5, 2023, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Standstill Agreement, dated July 4, 2023, by and among Curetis GmbH, as borrower, OpGen, Inc. and Ares Genetics GmbH, as guarantors, and the European Investment Bank, as lender (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 5, 2023).*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*       Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules have been omitted. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 22, 2023	OpGen, Inc.

	By:	/s/ Albert Weber
		Name:	Albert Weber
		Title:	Chief Financial Officer